BlueLinx Q1 2023 Results Delivering What Matters May 3, 2023 © BlueLinx 2023. All Rights Reserved. 1

This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could”, “expect,” “estimate,” “intend,” “may”, “project,” “plan,” “should”, “will”, “will be,” “will likely continue,” “will likely result””, “would” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our confidence in the Company’s long-term growth strategy; our ability to capitalize on supplier-led price increases and our value-added services; our areas of focus and management initiatives; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; our positioning for long-term value creation; our efforts and ability to generate profitable growth; our ability to increase net sales in specialty product categories; our ability to generate profits and cash from sales of specialty products; our multi-year capital allocation plans; our ability to manage volatility in wood-based commodities; our improvement in execution and productivity; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet; our ability to focus on operating improvement initiatives and commercial excellence; and whether or not the Company will continue any share repurchases. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we distribute; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the effect of global pandemics such as COVID-19 and other widespread public health crisis and their effects on our business ; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices; availability of third-part freight providers; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; variable interest rate risk under certain indebtedness changes in, or interpretation of, accounting principles; stock price fluctuations; the possibility that we could be the subject of securities class action litigation due to stock price volatility; possibility of unfavorable research about our business or industry or lack of coverage or reporting; activities of activist shareholders; and indebtedness terms that limit our ability to pay dividends on common stock. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2 Safe Harbor Statement

3 Opening Opening Remarks Shyam Reddy, President & CEO

 Net sales of $798M, down 39% year-over-year  Q1 22 included significant benefit from both elevated demand and inflated commodity prices  Gross profit of $134M, down 54% year-over-year  16.7% of net sales  80% of gross profit from specialty products  Gross margin of 16.7%, down 560 bps year-over-year  18.8% specialty gross margin  11.7% structural gross margin  Net income of $18M and Diluted EPS of $1.94; Adjusted Net income of $23M and Diluted EPS of $2.53  Adjusted EBITDA of $47M, or 5.9% of sales  Generated operating cash of $89M, up $87M year-over-year  Free cash flow of $80M  Net leverage ratio of 0.6x Specialty Products 80% Structural Products 20% Note: see appendix for reconciliations to all non-GAAP measures Explosive profitable growth with a highly engaged team 4 FIRST QUARTER 2023 RESULTS Specialty Products 71% Structural Products 29% Q1 23 Sales by Product Category Q1 23 Gross Profit by Product Category

Overall highlights:  Disciplined pricing approach supports strong specialty margin  Rigorous structural inventory management  Managing costs relative to market conditions Note: see appendix for reconciliations to all non-GAAP measures Q1 23:  Adjusted EBITDA margin of 5%+  Net leverage reduced to 0.6x from 0.9x 5 $662 $1,025 $1,302 $798 3.0% 10.4% 15.5% 5.9% Q1 20 Q1 21 Q1 22 Q1 23 Net Sales Adj EBITDA % 0.6x0.9x2.5x9.7x Net leverage ($ millions) FIRST QUARTER 2023 RESULTS

U.S. HOUSING INDUSTRY

- **Home affordability under pressure**
  - Mortgage rates remain 6%+
  - Home price appreciation
  - Broad-based inflation
- **New home starts down year-over-year; signs of stabilization**
  - Single-family housing starts have declined year-over-year through the first three months of 2023; full year expected to remain lower than 2022
  - U.S. new home supply ~8 months, lower than peak of ~10 months during 2022[(1)]
  - Builders' confidence rose to 45, fourth consecutive monthly increase[(2)]
- **Repair and remodel rate of growth in 2023 slowing but remains positive[(3)]**
  - Record home equity levels
  - Remote work flexibility still prevalent
  - Average age of existing homes ~40 years old[(4)]

BLUELINX SALES BY END MARKET



Repair & Remodel
45%
40%
New Home Construction
15%
Commercial

Note: management's estimate by end market for two-step distribution of building materials

(1) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built
(2) Source: NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes
(3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes.
(4) Source: American Community Survey completed in 2019

BLUELINX
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*As of April 28, 2023  Average Q1 lumber and panel prices declined 67% and 60%, respectively, year-over-year  Since the beginning of January, lumber and panels prices increased 13% and 12%, respectively through April 28th  Higher input costs continue due to widespread inflation  Improved product availability across product categories Average quarterly prices for framing lumber ($/MBF) and structural panels ($/MSF) (per RISI(1)): (1) Source: Random Lengths, company analysis; Apr-23 data thru 4/28/23 7 U.S. HOUSING INDUSTRY $987 $1,243 $466 $702 $1,244 $797 $587 $449 $413 $421 $1,003 $1,566 $766 $715 $1,232 $874 $671 $528 $499 $516 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23* Quarterly Average Lumber and Panels Prices Quarterly Average Price of Framing Lumber Quarterly Average Lumber and Panels Prices Quarterly Average Price for Structural Panels Supply/Cost Environment

8 Financial Review Kelly Janzen, Chief Financial Officer

 Net Sales decreased 39% to $798M  Specialty product sales down 26%  Structural product sales down 57%  Gross Margin of 16.7%, down 560 bps  Adjusted Diluted EPS of $2.53  Adjusted EBITDA of $47M  Adjusted EBITDA margin of 5.9%  Cash from Operations increased by $87M  Capital Expenditures of $9M  Free Cash Flow of $80M 9 FIRST QUARTER 2023 RESULTS Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures Note: Q1 20 provided for comparison purposes due to Q1 22 impacted by very strong demand and high commodity prices Q1 year-over-year analysisQ1 2020 Q1 2021 Q1 2022 Q1 2023 vs. Q1 2022 Q1 2023 $ millions, except per share data $662$1,025$1,302(39%)$798Net Sales $93$180$291(54%)$134Gross Profit 14.1%17.6%22.3%-560 bps16.7%Gross Margin % $0$66$136(83%)$23Adjusted Net Income ($0.03)$6.65$13.44(81%)$2.53Adjusted Diluted Earnings per Share $20$107$202(77%)$47Adjusted EBITDA 3.0%10.4%15.5%-960 bps5.9%Adjusted EBITDA % ($60)($26)$0n/a$80Free Cash Flow 9.7x2.5x0.9x(0.3x)0.6xNet Leverage

Days Sales of Inventory (DSI) Number of Days Operating Working Capital Management(1) Dollars in millions Cash Cycle Days(2) Number of Days  Return on working capital, 61% for Q1 2023 TTM  $53M decrease in operating working capital since Q4 22 driven by $75M sequential reduction in inventory related to specialty products  Cash cycle days improved 6 days during the quarter Note: See Appendix for reconciliations for all non-GAAP figures (1) Operating working capital includes accounts receivable, inventory, and accounts payable; Return on Working Capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by Operating working capital as of the end of the period presented or discussed (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding 10 WORKING CAPITAL $576 $636 $571 $648 $830 $761 $688 $584 $531 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $200 $300 $400 $500 $600 $700 $800 $900 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Total Operating Working Capital Return on Working Capital 39 35 48 54 47 50 58 67 61 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 50 45 60 63 58 63 68 76 70 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23

$421 $449 $496 $499 $563 $675 $641 $641 $768 $788 $724 $592 $568 16.4% 17.3% 17.4% 17.4% 19.3% 24.4% 23.0% 21.9% 24.0% 22.9% 20.9% 21.1% 18.8% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 ($ millions) GM Rate Net sales  Net sales down 26%, or $200M  Volume down 18%, primarily lower demand for engineered wood products  Specialty sales is 71% of total net sales  Gross profit of $107M, down 42%  Specialty gross profit is 80% of total gross profit  Gross margin of 18.8%, down 520 bps  Strong margin given market slow down due to strategic pricing approach Q1 year-over-year analysis 11 SPECIALTY PRODUCTS Q1 2023 RESULTS

($ millions) $241 $250 $375 $367 $462 $633 $330 $331 $534 $452 $336 $256 $230 10.1% 9.3% 19.6% 10.2% 15.5% 13.6% 1.7% 16.1% 20.0% 4.7% 11.3% 10.4% 11.7% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 GM Rate Net sales  Net sales decreased 57%, or $304M  Significantly lower year-over-year average pricing for commodities:  67% decrease in average price of lumber  60% decrease in average price of panels  Volume relatively flat  Gross profit of $27M, down 75%  Includes $2.6M benefit from release of lower of cost or net realizable value reserve  Gross margin of 11.7%, down 830 bps  Continued lean inventory approach  Gross margin excluding reserve was 10.6% Q1 year-over-year analysis 12 STRUCTURAL PRODUCTS Q1 2023 RESULTS (1) Average historical margin of 9% from 2017-2020

* $350 million revolver less $4 million of reserves and letters of credit; $346 million of net availability Note: see appendix for reconciliations to all non-GAAP measures  At the end of Q1 2023:  Net leverage at 0.6x  Net debt at $195M  Cash on hand of $376M  Total available liquidity of $723M  $9M of Capex spent in Q1 23 on facility improvements and fleet  No material debt maturities until 2029 $281 $272 $271 $359 $300 Q1 21 Q1 22 Q1 23 Finance Leases Revolver Senior Notes $640 ($ millions) $572 $571 Gross Debt Structure $350* $300 2022 2023 2024 2025 2026 2027 2028 2029 $300m Senior Notes @ 6% undrawn revolver Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations 9.7x 2.5x 0.9x 0.6x Q1 20 Q1 21 Q1 22 Q1 23 Net Leverage 13 BALANCE SHEET $300

INVEST IN THE BUSINESS STRATEGIC ACQUISITIONS SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES  Maintain strong balance sheet and financial stability  Long-term net leverage could increase to at or around 3.0x when considering growth  Invest in business through economic cycles  Acquisitions aligned to strategy  Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 14 CAPITAL ALLOCATION FRAMEWORK

Dwight Gibson, President and CEO Shyam Reddy, President and CEO Executive Summary 15

BLUELINX

1 Attractive market

- >$40B addressable market[1]
- Fragmented competition

2 BlueLinx is well positioned to grow

- ~10% market share
- Strong financial position

3 Leveraging growth

- Optimizing productivity
- Driving performance

BlueLinx: Delivering What Matters

Put people First. Invest in the Future. Win Together.

(1) Management estimate

BLUELINX

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Accelerating Growth Accelerating growth with our best customers and our best specialty products Optimizing Productivity Optimizing productivity thru distribution center optimization and procurement excellence Driving Performance Building an extraordinary team, creating a performance- based culture Creating Value Creating value thru profitable growth and disciplined capital allocation 17 DELIVERING WHAT MATTERS North America’s Preeminent Building Products Distributor

18  In Q1 2023 we delivered solid results:  Net sales of $798M  Net Income of $18M, or $1.94 diluted EPS  Adjusted Net Income of $23M, or $2.53 adjusted diluted EPS  Adjusted EBITDA of $47M or 5.9% of net sales  Operating cash of $89M, Free cash flow of $80M  Closely monitoring the US housing industry and broader economic environment  Focused on growing specialty product categories and driving operational, pricing, and procurement excellence  Our fortified balance sheet and ample liquidity positions us well to navigate a more challenging environment and we remain disciplined in our approach to capital allocation Note: see appendix for reconciliations to all non-GAAP measures DELIVERING WHAT MATTERS

Appendix 19

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as net income adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings Per Share (basic and/or diluted) as the Adjusted Net Income for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt and Net Leverage Ratio. BlueLinx calculates net debt as its total short- and long-term debt, including outstanding balances under our senior secured notes and revolving credit facility and the total amount of its obligations under financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. 20 Non-GAAP Measures

Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands (1) 25-year average LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions (3) Total U.S. Monthly Supply of New Houses Months of inventory (2) 30 Year Fixed Mortgage Rates As of April 2023 (4) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 19 80 19 82 19 84 19 86 19 88 19 90 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 20 18 20 20 20 22 20 24 P 20 26 P (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (4) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. mortgage rates expected to remain below historical averages 0 2 4 6 8 10 12 14 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 ~8 months of home inventory - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 E 20 24 E 20 25 E 20 26 E starts expected to be below 25-year average but above 2009-2011 levels 21 MACRO TRENDS $0 $100 $200 $300 $400 $500 $600 1Q 00 1Q 01 1Q 02 1Q 03 1Q 04 1Q 05 1Q 06 1Q 07 1Q 08 1Q 09 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 1Q 22 1Q 23 1Q 24 … remodeling spend expected to slow in 2023

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 O ct -8 2 O ct -8 4 O ct -8 6 O ct -8 8 O ct -9 0 O ct -9 2 O ct -9 4 O ct -9 6 O ct -9 8 O ct -0 0 O ct -0 2 O ct -0 4 O ct -0 6 O ct -0 8 O ct -1 0 O ct -1 2 O ct -1 4 O ct -1 6 O ct -1 8 O ct -2 0 O ct -2 2 Household Owners’ Equity Levels in Real Estate Dollars in billions (1) (1) Source: Historical data is Board of Governors of the Federal Reserve System (US), Households; Owners' Equity in Real Estate, Level [OEHRENWBSHNO], retrieved from FRED, Federal Reserve Bank of St. Louis record levels of home equity 22 MACRO TRENDS

Framing Lumber Composite Index As of April 2023(1) Structural Panel Composite Index As of April 2023(2)  Prices increased throughout Q1; from the beginning of January to the end of March, lumber and panels prices increased 12% and 7%, respectively  At the end of Q1, lumber and panel prices were $417/MBF and $504/MSF, respectively  As of 4/28/23, average Apr-23 pricing was $421/MBF for lumber and $516/MSF for panels - 200 400 600 800 1,000 1,200 1,400 1,600 Ja n- 15 Ap r- 15 Ju l-1 5 O ct -1 5 Ja n- 16 Ap r- 16 Ju l-1 6 O ct -1 6 Ja n- 17 Ap r- 17 Ju l-1 7 O ct -1 7 Ja n- 18 Ap r- 18 Ju l-1 8 O ct -1 8 Ja n- 19 Ap r- 19 Ju l-1 9 O ct -1 9 Ja n- 20 Ap r- 20 Ju l-2 0 O ct -2 0 Ja n- 21 Ap r- 21 Ju l-2 1 O ct -2 1 Ja n- 22 Ap r- 22 Ju l-2 2 O ct -2 2 Ja n- 23 Ap r- 23 Index Price TTM Avg. Index Price - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Ja n- 15 Ap r- 15 Ju l-1 5 O ct -1 5 Ja n- 16 Ap r- 16 Ju l-1 6 O ct -1 6 Ja n- 17 Ap r- 17 Ju l-1 7 O ct -1 7 Ja n- 18 Ap r- 18 Ju l-1 8 O ct -1 8 Ja n- 19 Ap r- 19 Ju l-1 9 O ct -1 9 Ja n- 20 Ap r- 20 Ju l-2 0 O ct -2 0 Ja n- 21 Ap r- 21 Ju l-2 1 O ct -2 1 Ja n- 22 Ap r- 22 Ju l-2 2 O ct -2 2 Ja n- 23 Ap r- 23 Index Price TTM Avg. Index Price Apr-23 framing lumber prices are 29% lower than the 5-year average and 25% below the TTM rolling average Apr-23 structural panel prices are 20% lower the 5-year average and 20% below to the TTM rolling average (1) Source: Random Lengths, company analysis; Apr-23 data thru 4/28/23 (2) Source: Random Lengths; company analysis; Apr-23 data thru 4/28/23 23 WOOD-BASED COMMODITY PRICE TRENDS

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q1 2020 – Q1 2023 In millions where dollars are presented 24 Non-GAAP Reconciliation / supplementary financial information

Adjusted EBITDA reconciliation by fiscal quarter, Q1 2020 – Q1 2023 In millions where dollars are presented 25 Non-GAAP Reconciliation / supplementary financial information

Free cash flow for the three months ended Q1 2023, Q1 2022, Q1 2021, and Q1 2020 In millions where dollars are presented 26 Non-GAAP Reconciliation / supplementary financial information

Working capital by fiscal quarter, Q1 2021 – Q1 2023 In millions where dollars are presented 27 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended Q1 2023 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 28 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended Q1 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 29 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended Q1 2021 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 30 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended Q1 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 31 Non-GAAP Reconciliation / supplementary financial information

Adjusted Net Income and Adjusted Diluted Income per Share reconciliation for the three-month periods ended Q1 2023, Q1 2022, Q1 2021, and Q1 2020 In thousands where dollars are presented, except per share data 32 Non-GAAP Reconciliation / supplementary financial information (1) Tax impact calculated based on the effective tax rate for the respective three-month periods and twelve-month periods presented.